UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 25, 1999


                            SCHICK TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


      State of Delaware                000-22673                11-3374812
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


                                31-00 47th Avenue
                        Long Island City, New York 11101
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (718) 937-5765




--------------------------------------------------------------------------------
                       (Former Name or Former Address, if
                           Changed Since Last Report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Previous independent accountants

     (i) On August 25, 1999 PricewaterhouseCoopers LLP informed the Chief Financial Officer of Schick Technologies Inc. (the "Company") of its resignation as the independent accountants of the Company.

     (ii) The reports of PricewaterhouseCoopers LLP on the financial statements of the Company for the years ended March 31, 1997 and 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. PricewaterhouseCoopers LLP did not complete their audit or issue an audit opinion on the financial statements for the year ended March 31, 1999.

    (iii) The decision to resign was made by PricewaterhouseCoopers LLP and was neither recommended nor approved by the Company's Audit Committee or Board of Directors.

     (iv) In connection with its audits for the years ended March 31, 1997 and 1998 and through August 25, 1999, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

     (v) The following matters were previously communicated by PricewaterhouseCoopers LLP during the years ended March 31, 1998 and 1999 and the interim period through August 25, 1999, and are included herein pursuant to Paragraph 304(a) (1) (v) of Regulation S-K:

          (a) In their report to the Audit Committee of the Company, entitled "Recommendations to Improve Internal Accounting Controls and Administrative Efficiencies," dated May 9, 1997 (which related to the audit of the March 31, 1997 financial statements and was presented to the Audit Committee on October 27, 1997), PricewaterhouseCoopers LLP noted certain matters involving internal control and its operation that they considered to be reportable conditions under standards established by the American Institute of Certified Public Accountants. PricewaterhouseCoopers LLP noted that certain deferrals, accruals and estimates required to present accurate and consistent interim financial results had not been reflected in the Company's interim financial statements. PricewaterhouseCoopers LLP recommended the Company implement formal procedures to ensure that its interim financial statements be prepared on a basis consistent with the preparation of its annual statements.

               PricewaterhouseCoopers LLP also noted a lack of written evidence of approval for transactions with related parties by an independent unrelated officer of the Company. PricewaterhouseCoopers recommended that all


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               transactions  with related  parties be reviewed and authorized by an independent and unrelated officer of the Company and that supporting documentation be signed by such officer indicating evidence of review.

               PricewaterhouseCoopers LLP noted that monthly physical inventory counts were not all inclusive and that count sheets for items counted were not maintained. PricewaterhouseCoopers LLP further noted that labor and overhead rates and inventory pricing were not updated on a monthly basis. The Company did not have perpetual inventory or standard cost systems at that time. PricewaterhouseCoopers LLP recommended that the Company perform a complete count of physical inventory, update raw material pricing, production yields and labor and overhead rates on a monthly basis and retain original count sheets from each monthly physical count for at least four fiscal quarters.

               PricewaterhouseCoopers LLP noted that the Company did not maintain formal procedures to track compliance with its debt covenants. PricewaterhouseCoopers LLP recommended that the Company implement formal procedures to track and ensure compliance with covenants contained in its debt agreements.

          (b) In their report to the Audit Committee of the Company, entitled "Recommendations to Improve Internal Accounting Controls and Administrative Efficiencies," dated June 9, 1998 (which related to the audit of the March 31, 1998 financial statements and was presented to the Audit Committee on September 11, 1998), PricewaterhouseCoopers LLP noted certain matters involving internal control and its operation that they considered to be reportable conditions under standards established by the American Institute of Certified Public Accountants. PricewaterhouseCoopers LLP considered certain of those reportable conditions to be material control weaknesses.

               PricewaterhouseCoopers LLP recommended that the Company implement a computerized perpetual inventory system, which it believed would allow the Company to (i) manage its inventory in a more efficient and accurate manner, (ii) better match inventory levels to the Company's production needs and sales projections, and
               (iii) assist management in determining whether inventory includes items which are obsolete or in excess of current demand.
               PricewaterhouseCoopers  LLP  believed  that  the  lack  of such a system contributed to the significant increase in inventory levels, which exceeded the corresponding increase in sales volume and expanded production requirements. The lack of a perpetual inventory system during fiscal 1998 required the Company to perform a full physical inventory each month to determine inventory on hand and cost of sales. PricewaterhouseCoopers LLP indicated that the lack of a perpetual inventory system significantly increases the risk of an inaccurate inventory valuation, and limited the ability of management to assess levels of excess and obsolete inventory and to determine what items are on hand at any point in time. PricewaterhouseCoopers LLP considered the Company's lack of a perpetual inventory system to be a material control weakness.



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               PricewaterhouseCoopers   LLP  noted  significant  errors  in  the
               calculation of inventory value. Such errors resulted from the cumbersome preparation process and the lack of timely management review of inventory costing and valuation reports. Labor and overhead rates, as well as inventory prices were not updated on a timely basis. In addition, new products were not allocated labor and overhead. Labor costs were not captured and measured by
               product  and  the  allocation  of  the  costs  of   miscellaneous
               production      supplies     was     not     well      supported.
               PricewaterhouseCoopers LLP recommended that the Company update raw material pricing, production yields, and labor and overhead
               rates  on  a   monthly   basis  and  that   inventory   valuation
               calculations be appropriately reviewed in a timely manner each month. PricewaterhouseCoopers LLP considered the Company's lack of timely update and review of inventory costing and valuation to be a material control weakness.

               PricewaterhouseCoopers LLP noted that the Company did not maintain the detail of parts issued to customers pursuant to warranty obligations. (If the customer requires a replacement component the Company will ship the replacement component prior to receiving the potentially defective component from the customer ("RMA part").) PricewaterhouseCoopers LLP recommended the Company implement procedures to maintain and update on a timely basis a detailed listing of RMA parts, and such listing should be compared on a monthly basis to the corresponding value included in inventory.

               PricewaterhouseCoopers LLP also noted the Company did not have formal procedures for managing inventory held by third parties, nor did it have procedures for tracking and reconciling advances and payments made to such third parties against quantities produced and shipped. PricewaterhouseCoopers LLP recommended that the Company establish formal procedures to manage, track and reconcile both inventory levels of components manufactured and held by third parties and amounts advanced and paid to third parties.

          (c) On February 22, 1999, PricewaterhouseCoopers LLP advised the Audit Committee that the previously weak internal control structure had further deteriorated, and PricewaterhouseCoopers LLP can give no assurance on the quarterly financial statements. Further, on March 23, 1999, PricewaterhouseCoopers LLP provided the Audit Committee with an update of Material Control Weaknesses and Reportable Conditions resulting from limited procedures performed by them, not comprising an audit, relating to the quarter ended December 31, 1998. PricewaterhouseCoopers LLP made the following recommendations regarding material control weaknesses:

               (i)  The Company  should  improve the  accuracy of its  perpetual inventory records and fully integrate its perpetual inventory system with the general ledger. The Company should create standard reports from its inventory system to allow management to manage inventory in a more efficient and
                    accurate   manner,   better  match


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                    inventory  levels and purchasing  requirements to production needs and sales projections, and to assist management in evaluating obsolete and slow moving inventory.

               (ii) Ensure that product  returns are  recorded in the  Company's accounting system in a timely manner.

              (iii) Enforce  procedures  for  approval of returns in  accordance with Company policies.

               (iv) Formally  document  and enforce  credit  granting  policies, prior to  shipment  of  goods,  in order  to  ensure  proper
                    revenue   recognition   and   collectability   of   accounts
                    receivable.

               The following recommendations were made by PricewaterhouseCoopers LLP regarding reportable conditions:

               (i) Analyze and reconcile all inventory and cost of sales related accounts in the general ledger.

               (ii) Establish  procedures  to maintain  and update the  detailed
                    listing  of  RMA-parts  inventory,   including  tracking  of
                    recovery rates.

              (iii) Establish formal  procedures to manage,  track and reconcile both the inventory levels of components manufactured and held by third parties and amounts advanced and paid to third parties.

               (iv) Establish   policies  to  review   inventory   balances  for
                    obsolete, slow moving and excess items.

               (v) Establish procedures to track sales returns by product and the reason for return in order to better analyze and report the results of operations.

               (vi) Establish  procedures  for  timely  review of the  status of accounts receivable including accounts receivable aging and significant outstanding balances. Management should assess the recoverability of accounts receivable and establish appropriate reserves for bad debts as necessary.

               Furthermore, in the course of the preparation of the Company's 1999 financial statements, the Company's Chief Financial Officer (who commenced employment with the Company on March 1, 1999) identified certain customer sales and sales promotion programs undertaken during fiscal 1999, some of which circumvented the Company's system of internal controls and raised revenue recognition questions (the "Sales Practices"). In June 1999, the Company's management brought the Sales Practices to the attention of PricewaterhouseCoopers LLP for consideration in connection with their audit of the financial statements for the year ended March 31, 1999. In addition, in the course of its audit work, PricewaterhouseCoopers LLP received an accounts receivable confirmation reply from one of the Company's customers indicating that a Company salesperson had granted the customer extended payment terms in a side letter to the customer. In a meeting with the Audit Committee of the Board of Directors of the Company on June 29, 1999, PricewaterhouseCoopers LLP discussed the Sales Practices with the Audit Committee and requested that the Audit Committee perform an independent investigation. PricewaterhouseCoopers LLP also informed the Audit Committee that no assurance can be given on the Company's quarterly financial statements by PricewaterhouseCoopers LLP and that the audit of the Company's


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               March 31, 1999  financial  statements  was  incomplete,  and that after the investigation was completed, PricewaterhouseCoopers LLP would reassess the scope of the audit. On July 1, 1999 the Audit Committee engaged independent legal counsel to provide legal advice to the Committee and to perform an investigation of the Sales Practices.

               Legal counsel was asked by the Audit Committee to: (i) determine the facts and circumstances of the Sales Practices and their potential effects on the Company's fiscal 1999 interim and annual financial statements; (ii) take reasonable steps to identify any other sales practices that may have a material effect on the Company's interim and annual financial statements for fiscal 1999; and (iii) make recommendations to the Audit Committee concerning appropriate remedial measures based on legal counsel's findings. Legal counsel conducted the investigation in an expedited manner to ensure a prompt response to the Audit Committee. PricewaterhouseCoopers LLP was consulted with concerning the initial scope of the investigation.

               In  addition,   the  Audit  Committee  also  engaged  independent
               accountants, Ernst & Young LLP, to perform certain agreed-upon procedures concerning the Company's revenue recognition policies and practices during fiscal 1999. PricewaterhouseCoopers LLP was consulted with concerning the initial scope of the agreed-upon procedures performed by Ernst & Young LLP.

               During the course of the investigation consultations were held with PricewaterhouseCoopers LLP to discuss preliminary findings and the results of the agreed-upon procedures performed by Ernst & Young LLP. During these consultations PricewaterhouseCoopers LLP requested that certain additional agreed-upon procedures be performed based on the preliminary findings. The Company accepted all suggestions for additional agreed-upon procedures.

               On August 12, 1999, legal counsel and Ernst & Young LLP met with PricewaterhouseCoopers LLP to discuss the results of their work and the preliminary recommendations of legal counsel. At such meeting, PricewaterhouseCoopers LLP commented upon legal counsel's preliminary recommendations and as a result legal counsel added recommendations.

               In a report dated August 13, 1999, legal counsel reported the following conclusions:

               1. Financial statements for the year ended March 31, 1999. The Sales Practices legal counsel was asked to investigate were largely trial programs and consignment orders. Nothing came to counsel's attention during the course of their investigation that indicates that the Company continued to engage in any of the Sales Practices as of March 31, 1999, or that any material misstatement exists in the Company's financial statements as of March 31, 1999 as a result of any sales practices.

               2. Interim financial statements for the quarters ended June 30, September 30 and December 31, 1998. Legal counsel determined, in conjunction with Ernst & Young LLP, that certain transactions they investigated failed to qualify as sales or were prematurely (or in some


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                    cases  erroneously)  recognized as sales. These transactions
                    primarily   consisted   of   "Bill  &  Hold"   transactions,
                    promotional programs whereby the customer was provided a trial period prior to the actual purchase of the Company's
                    CDR  and   accuDEXA   systems  and   consignment   sales  to
                    distributors.   In  addition,   during  the  course  of  the
                    investigation certain additional revenue recognition issues were identified. None of the additional issues affected the financial statements as of March 31, 1999. These additional
                    issues   consisted   of   trial   programs   "Bill  &  Hold"
                    transactions recorded during the first quarter of fiscal 1999, the deferral of sales revenue and unusual extended payment terms. Upon consultation with Ernst & Young LLP, legal counsel concluded that the magnitude of prematurely and/or improperly recorded revenues was material to the Company's interim financial statements for the first, second and third quarters of fiscal 1999. Accordingly, the Company intends to restate such interim financial statements as soon
                    as  practical   after  the  retention  of  new   independent
                    accountants.

               Based on its findings the legal counsel recommended the following remedial actions to the Audit Committee:

               1. Chief Operating Officer. Legal counsel recommended that the Company hire an experienced executive for a newly-created position of Chief Operating Officer, who will have responsibility for managing the operations of the Company, including the accounting and financial reporting functions.

               2. Personnel Changes. As part of the Company's efforts to improve its control environment and put an end to the Sales Practices that led to the misstatements of the Company's interim financial statements, legal counsel recommended that the Company's incumbent vice president of sales and marketing, its vice president of operations and its director of vendor relations be removed from their positions.

               3. Documentation and enforcement of Policies Concerning Sales. Legal counsel recommended that the Company (i) ensure that all policies relating to sales terms, returns and payments are fully and clearly documented; (ii) prepare written policies requiring appropriate authorizations for any variances from established policies and requiring the recording of any such variances in the Company's order processing system; and (iii) strictly enforce all policies.

               4. Change in the constitution of the Audit Committee. Although legal counsel noted that it was impressed by the professionalism and responsiveness of both members of the Audit Committee and believed that the Audit Committee had properly discharged its responsibilities during 1999, counsel noted that one member of the Committee, Euval Barrekette, is related by marriage to David Schick, the Chief Executive Officer of the Company. In order to avoid any potential appearance of a conflict of interest, counsel recommended that it would be desirable to replace Mr. Barrekette on the Audit Committee with another outside director who has no family or business relationship to any member of management.

               5. Other recommendations. Legal counsel also recommended that the


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                    Audit Committee consult with  PricewaterhouseCoopers  LLP as
                    to      any      additional       recommendations       that
                    PricewaterhouseCoopers LLP may have to improve the Company's
                    internal   controls,   or,   otherwise,   to  put  in  place
                    structural, personnel or organizational changes that will help minimize the risk of material misstatements of any future financial statements.

               A summary of legal counsel's findings and a copy of Ernst & Young
               LLP's  report  of   agreed-upon   procedures   were  provided  to
               PricewaterhouseCoopers LLP on August 16, 1999.

     On  August  25,  1999,  the  Audit   Committee  of  the  Company   provided
     PricewaterhouseCoopers LLP with a letter stating that (a) the Board of Directors would undertake all reasonable measures, in a timely fashion, to retain an appropriate individual to fill the role of Chief Operating Officer with full authority for the operations of the Company, including the accounting and financial reporting functions; (b) the Chief Operating Officer and Chief Financial Officer will report directly to the Audit Committee; (c) the Chief Executive Officer will be involved in decisions regarding overall Company strategy and will report to the Audit Committee;
     (d) the Audit Committee will assume responsibility for the implementation of the roles of the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer; and (e) the Board has also undertaken to adopt and is implementing the recommendations contained in the report of legal counsel. Subsequent to its receipt of such letter, PricewaterhouseCoopers LLP informed the Company of its resignation as independent accountants for the Company. PricewaterhouseCoopers LLP did not indicate the reason for its resignation and stated to Company management that it was PricewaterhouseCoopers LLP's firm policy not to provide the reason for resignation. At the time of its resignation, PricewaterhouseCoopers LLP had not completed its audit of the financial statements of the Company for the fiscal year ended March 31, 1999 and had not reassessed the scope of its audit in light of the results of the independent investigation.

(b)  New independent accountants

     The Company is seeking to retain new independent accountants in as expedient a manner as possible.

     The Registrant has submitted a copy of this Form 8-K to PricewaterhouseCoopers LLP and has requested that PricewaterhouseCoopers LLP furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant herein and, if not, stating the respects in which it does not agree. The Registrant has requested that PricewaterhouseCoopers LLP provide the letter as promptly as possible so that the Registrant can file the letter with the Commission within ten business days after the date of filing this Form 8-K, by amendment to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c)  Exhibits



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               10.1      Letter from PricewaterhouseCoopers, LLP (to be filed by
                         amendment)

This Report on Form 8-K contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Statements regarding the Company's retention of new independent accountants and intent to restate interim financial statements, as well as any other statements which are not historical, are forward looking statements. Actual results, events and circumstances could differ materially from those set forth in such statements due to various factors. Such factors include the process of seeking to retain new independent accountants and complete preparation of financial statements and other risks and uncertainties, including those detailed in the Company's other filings with the Securities and Exchange Commission.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SCHICK TECHNOLOGIES, INC.
                                               (Registrant)



Date: September 1, 1999                By: /s/  David B. Schick
                                           -----------------------------------
                                       David B. Schick
                                       President and Chief Executive Officer



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